Exhibit 99.3

SUPREME COURT OF THE STATE OF NEW YORK

COUNTY OF WESTCHESTER

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ARTHUR TSUTSUI, Derivatively on Behalf of

nominal defendant UNIVERSAL AMERICAN

FINANCIAL CORP.,

Plaintiff,

vs.

RICHARD A. BARASCH, GARY W. BRYANT,

BRADLEY E. COOPER, MARK M. HARMELING,

BERTRAM HARNETT, LINDA H. LAMEL, ERIC

W. LEATHERS, PATRICK J. McLAUGHLIN,

ROBERT A. SPASS, ROBERT A. WAEGELEIN,

and ROBERT F. WRIGHT,

Defendants,

-and-

UNIVERSAL AMERICAN FINANCIAL CORP.,

Nominal Defendant.

: : : : : : : : : : : : : : : : : : : : : :
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ORDER PRELIMINARILY APPROVING SETTLEMENT

[AND PROVIDING FOR NOTICE

IF THE COURT DEEMS NECESSARY]

WHEREAS, plaintiff Arthur Tsutsui (“Plaintiff”) filed the present action on December 30, 2005, derivatively on behalf of Universal American Financial Corporation (renamed “Universal American Corporation”) (“the “Company”) alleging (i) breach of fiduciary duty by the individual defendants (“Defendants”) in connection with allegedly inaccurate and misleading statements concerning the financial performance of the Company; (ii) breach of fiduciary duty in connection with insider stock sales; and (iii) unjust enrichment;

WHEREAS, the Defendants deny each and every one of the allegations of unlawful conduct and injury;

WHEREAS, Defendants and the Company moved to dismiss the complaint in this action on October 1, 2007, and on May 20, 2008, the Supreme Court, County of Westchester, Commercial Division, per Justice Kenneth Rudolph, dismissed the complaint with prejudice;

WHEREAS, on June 25, 2008, Plaintiff appealed to the Appellate Division of the Supreme Court, Second Department, and on November 17, 2009, the Appellate Division reinstated the second and third causes of action of the complaint, while affirming dismissal of the first cause of action concerning misleading statements;

WHEREAS, following the reinstatement of the complaint, this action was remitted to Justice Alan D. Scheinkman of the New York Supreme Court, County of Westchester, Commercial Division;

WHEREAS, after arm’s-length negotiations between counsel for the parties, the parties entered a Stipulation of Settlement, dated January 20, 2011,  (the “Stipulation”) which, together with the exhibits annexed thereto, set forth the terms and conditions for a proposed settlement, including dismissal of this action with prejudice;

WHEREAS, all defined terms contained herein shall have the same meanings as set forth in the Stipulation;

WHEREAS, the Court has read and considered the Stipulation and the exhibits annexed thereto, and the submissions in support of preliminary approval of the settlement and the entry of this Order;

NOW, THEREFORE, IT IS HEREBY ORDERED AS FOLLOWS:

1.                                       Pursuant to Business Corporation Law (“BCL”) § 626(d), the Court finds and concludes, for purposes of effectuating this settlement only, and pending the Settlement Hearing (defined below), that: (a) the settlement will avoid further protracted and costly litigation; (b) the settlement is consistent with the Company’s interests; (c) the settlement is fair, reasonable and beneficial to the Company and its shareholders; and (d) the settlement was negotiated at arm’s length and is not the product of collusion or fraud.

2.                                       The Court does hereby preliminarily approve the Stipulation and the settlement set forth therein, subject to further consideration at the Settlement Hearing described below.  The parties and their counsel are directed to proceed in accordance with the terms of the Stipulation.

3.                                       A hearing shall be held before this Court on April 15, 2011, at 2:00 p.m., at the Supreme Court of the State of New York, Westchester County, at 111 Dr. Martin Luther King, Jr. Blvd., White Plains, NY 10601 (the “Settlement Hearing”), to determine, among other things: (a) whether final approval should be granted to the settlement embodied in the Stipulation; (b) whether the Judgment attached to the Stipulation as Exhibit D should be entered; and (c) whether this action should be dismissed with prejudice.  At or after the Settlement Hearing, Plaintiff’s counsel will also request that the Court approve the Fee and Expense Award (as defined in, and in accordance with, the Stipulation).  The Court may adjourn or continue the Settlement Hearing without further notice of any kind.

4.                                       The Court finds that the filing of a Form 8-K attaching the Stipulation and this Order meets the requirements of BCL § 626(d), and due process, and is the best notice practicable under the circumstances, and together with an announcement posted on the company’s website and the issuance of a press release as discussed at the conference held on 2/10/2011 shall constitute due and sufficient notice to all persons entitled thereto.

5.                                       Not later than February 25, 2011, the Company shall file a Form 8-K (as described above in paragraph 4) that shall be publicly available to any of the Company’s stockholders and shall issue a press release announcing the filing of the Form 8-K and shall post an announcement on the Company’s website as discussed at the conference held on 2/10/2011.

6.                                       At least seven (7) calendar days prior to the Settlement Hearing, the Company’s counsel shall file with the Court proof, by affidavit or declaration, of such filing of the Form 8-K.

7.                                       Any shareholder of the Company may enter an appearance in this action at their own expense, individually or through counsel of their own choice.  If they do not enter an appearance, they will be represented by Plaintiff’s counsel.  The Court will consider objections or comments by shareholders of the Company concerning the settlement and/or the award to Plaintiff’s counsel of attorneys’ fees and reimbursement of expenses, only if (i) such shareholders have filed written objections or comments with the Court and served copies of the objections or comments upon the following lawyers at least fourteen (14) calendar days before the Settlement Hearing: BARROWAY TOPAZ KESSLER MELTZER & CHECK, LLP , Att’n Eric L. Zagar, Esq., 280 King of Prussia Road, Radnor, PA 19087; and, DECHERT LLP, Att’n Andrew J. Levander, Esq., 1095 Avenue of the Americas, New York, NY 10036; or (ii) in such other manner as the Court shall permit.  The objections must state that they are in connection with Tsutsui v. Barasch, et al. (05-22523), must identify the objecting person (name and address), must demonstrate the objecting person’s shareholder status, and must contain a statement of the reasons for objecting.  In accordance with BCL § 625 (d), the Court shall consider any objections to the settlement timely filed or presented pursuant to this paragraph.  Attendance at the Settlement Hearing by shareholders of the Company is not necessary; however, shareholders wishing to be heard orally at the Settlement Hearing are required to indicate in their written objection their intention to appear at the Settlement Hearing.  Any shareholder who does not present an objection in the manner provided herein shall be deemed to have waived such objection and shall forever be foreclosed from making any objection to the fairness or adequacy of the proposed settlement as incorporated in the Stipulation, unless otherwise ordered by the Court.  Shareholders do not need to appear at the Settlement Hearing, or take any other action, to indicate their approval of the settlement.

8.                                       All papers in support of the settlement or the application by Plaintiff’s counsel for an award of attorneys’ fees and expenses, including memoranda or briefs, shall be filed and served seventeen (17) calendar days prior to the Settlement Hearing, and any replies to any objections shall be filed and served seven (7) calendar days prior to the Settlement Hearing.

9.                                       Neither the Stipulation, nor its exhibits, nor any of its or their terms or provisions, nor any of the negotiations or proceedings connected them, shall be construed as an admission or concession by Defendants or the Company in this action of the truth of any of the allegations in this action, or of any liability, fault, or wrongdoing of any kind.

10.                                 If Plaintiff or Defendants or the Company in this action become entitled to terminate, and do terminate, the settlement pursuant to paragraph III.D.1 of the Stipulation, then, in any such event, paragraph III.D.2 of the Stipulation shall govern.

11.                                 All proceedings in this action are hereby stayed except for those that are necessary to effectuate the Settlement embodied in the Stipulation, until further Order of this Court.  Further, pending final determination whether the Stipulation and the settlement it embodies should be finally approved, Plaintiff or other persons purporting to act on behalf of the Company are hereby enjoined from instituting, prosecuting, instigating or in any way participating in the assertion of any of the Released Claims or the Released Securities Class Action Claims (as defined in the Stipulation).

12.                                 Any claim, controversy or filing pertaining to the Stipulation or the settlement it embodies or this Order shall be submitted exclusively to the New York Supreme Court for the County of Westchester, Commercial Division.

IT IS SO ORDERED.

ENTER:

DATED: Feb. 10, 2011	/s/ ADS/JSC
Alan D. Scheinkman, J.S.C.